GOLDMAN SACHS TRUST
Goldman Sachs Fundamental Equity Growth Funds
Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares, of the
Goldman Sachs Enhanced Core Equity Fund
(the “Fund”)
Supplement dated February 14, 2025, to the
Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),
each dated December 29, 2024, as supplemented to date
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of Goldman Sachs Trust recently approved changes to the Fund’s name and non‑fundamental policy to invest at least 80% of its net assets in equity investments in small-, mid‑ and large‑cap issuers (“80% Policy”). The Fund’s name will change to the “Goldman Sachs Enhanced U.S. Equity Fund.” The Fund’s 80% Policy will be revised to reflect that the Fund will invest at least 80% of its net assets in investments reflective of the Fund’s new name. These changes will be effective after the close of business on April 25, 2025 (the “Effective Date”). These changes will not materially impact the way in which the Fund is managed or its portfolio holdings, and the Fund’s investment objective to seek long-term growth of capital will not change.
Accordingly, on the Effective Date, the Fund’s Prospectuses, Summary Prospectuses, and SAI are revised as follows:
All references in the Prospectuses, Summary Prospectuses and SAI to the “Goldman Sachs Enhanced Core Equity Fund” are replaced with “Goldman Sachs Enhanced U.S. Equity Fund.”
The following replaces in its entirety the first paragraph of “Goldman Sachs Enhanced Core Equity Fund—Summary—Principal Strategy” in the Prospectuses and “Principal Strategy” in the Summary Prospectuses:
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity securities issued by small-, mid‑ and large‑cap U.S. companies. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include, among other things, common stocks. A U.S. company is an issuer economically tied to the United States.
The following is added after the third paragraph of “Goldman Sachs Enhanced Core Equity Fund—Summary—Principal Strategy” in the Prospectuses and “Principal Strategy” in the Summary Prospectuses:
Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 20% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.
The following replaces in its entirety the first paragraph of “Investment Management Approach—Principal Investment Strategies—Enhanced Core Equity Fund” in the Prospectuses:
The Fund invests, under normal circumstances, at least 80% of its Net Assets in equity securities issued by small-, mid‑ and large‑cap U.S. companies.
The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth of capital. The Investment Adviser uses a combination of fundamental research and quantitative factors to achieve its investment objective. The Fund’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to identify high-quality businesses with sustainable growth prospects, including strong business franchises, favorable long-term growth prospects, and excellent management. Investments will be further evaluated for their exposures to quantitative factors, such as, for example, valuation, profitability and volatility, to seek to enhance the Fund’s risk adjusted returns. Risk management, portfolio construction and sizing of positions will be informed by portfolio-level quantitative factor considerations. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The following is added after the first paragraph of “Investment Management Approach—Principal Investment Strategies—Enhanced Core Equity Fund” in the Prospectuses:
Equity securities include common stocks (including depositary receipts evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics. Equity securities also include investments in affiliated and unaffiliated investment companies including ETFs that invest in equity securities.
A U.S. company is an issuer economically tied to the United States. In determining whether a company is economically tied to the United States, the Investment Adviser will consider whether the issuer:

⬛	Has a class of securities whose principal securities market is in the United States;

⬛	Has its principal office in the United States;

⬛	Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in the United States;

⬛	Maintains 50% or more of its assets in the United States; or

⬛	Is otherwise determined to be economically tied to the United States by the Investment Adviser in its discretion.
For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.
Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 20% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.
The following replaces the first and second columns in the table under “Investment Management Approach—Other Investment Practices and Securities—Investment Securities” in the Prospectuses:

10	Percent of total assets (italic type)
10	Percent of net assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
—	Not permitted

Enhanced U.S. Equity Fund
Investment Securities

American, European and Global Depositary Receipts	•

Asset-Backed and Mortgage-Backed Securities[4]	•

Bank Obligations[4]	•

Convertible Securities[5]	•

Corporate Debt Obligations[4]	•

Equity Investments	80+

Emerging Country Securities[6]	20

Fixed Income Securities[7]	20

Foreign Securities[6]	20

Initial Public Offerings (“IPOs”)	•

Master Limited Partnerships	•

Non‑Investment Grade Fixed Income Securities[8]	10

Pre‑IPO Investments (including late-stage private equity securities)	•

Private Investments in Public Equity (“PIPEs”)	•

Real Estate Investment Trusts (“REITs”)	•

Special Purpose Acquisition Companies (“SPACs”)	•

Structured Securities (which may include equity linked notes)[9]	•

Temporary Investments	•

U.S. Government Securities[4]	•

4	Limited by the amount the Fund invests in fixed income securities.
5	All Funds use the same rating criteria for convertible and non‑convertible debt securities.
6
The Large Cap Core and Strategic Growth Funds may each invest in the aggregate up to 25% of their total assets, and the Enhanced U.S. Equity Fund may invest in the aggregate up to 20% of its net assets, in foreign securities, including emerging country securities.

7
Except as noted under “Non‑Investment Grade Fixed Income Securities,” fixed income securities must be investment grade (i.e., BBB– or higher by Standard & Poor’s, Baa3 or higher by Moody’s or have a comparable credit rating by another NRSRO or if unrated, determined by the Investment Adviser to be of comparable credit quality).

8	May be BB+ or lower by Standard & Poor’s, Ba1 or lower by Moody’s or have a comparable credit rating by another NRSRO at the time of investment.
9	Structured securities are not subject to the same minimum credit quality requirements as a Fund’s investments in fixed income securities.
This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EQG1NMESTK 02‑25